Exhibit 99.1 NASDAQ: ISTR Janney Community Bank Virtual Forum September 21, 2020 1

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. The www.investarbank.com Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and NASDAQ: ISTR expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the We encourage everyone to visit the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, Investors Section of our website at whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, www.investarbank.com, where we the following, any one or more of which could materially affect the outcome of future events: have posted additional important • the ongoing impacts of the COVID-19 pandemic on economic conditions in general and on the Bank’s markets in particular, and on the Bank’s operations and financial results; information such as press releases • ongoing disruptions in the oil and gas industry due to the significant decrease in the price of oil; • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate; and SEC filings. • increased cyber and payment fraud risk, as cybercriminals attempt to profit from the disruption, given increased online and remote activity; • our ability to achieve organic loan and deposit growth, and the composition of that growth; • our ability to integrate and achieve anticipated cost savings from our acquisitions; We intend to use our website to • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing; expedite public access to time-critical • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; information regarding the Company • our dependence on our management team, and our ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower in advance of or in lieu of distributing industries or in the repayment ability of individual borrowers; • possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, a press release or a filing with the SEC including, but not limited to, hedging products, debt obligations, investments and loans; • the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach disclosing the same information. as well as our ability to execute our strategy generally; • our dependence on our management team, and our ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; • the concentration of our business within our geographic areas of operation in Louisiana, Texas and Alabama; and • concentration of credit exposure These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10- K for the year ended December 31, 2019,filed with the Securities and Exchange Commission. 2

COMPANY PROFILE AS OF June 30, 2020 Market Data Q2 Financial Highlights Shares Outstanding 10,839,977 Assets $2.4 billion Market Cap $157.2 million Net Loans $1.8 billion Price per Share $14.50 Deposits $1.9 billion Dividend Yield 1.66% Tangible Equity(1) $204.0 million Price/ Tangible Book Value 77.1% TE/TA(1) 8.77% Price/LTM EPS $11.79 Net Income $4.3 million ROAA 0.75% Core ROAA(1) 0.62% ROAE 7.26% NPAs/Assets 0.56% Net Interest Margin 3.46% Cost of Funds 1.36% (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 3

SENIOR MANAGEMENT John J. D’Angelo, • Founding President and Chief Executive Officer President & CEO • New Orleans native; graduate of Louisiana State University • Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia • Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana, market • Current ownership of 1.7% Christopher L. Hufft, • Joined the Bank in February 2014 as Chief Accounting Officer, and assumed the role of Chief Financial Officer Chief Financial Officer in October of 2015. • Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company • Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors • B.S. Accounting – Louisiana State University Travis M. Lavergne, • Served as Executive Vice President and Chief Credit Officer since March, 2013 and Chief Chief Credit Officer Risk Management Officer since joining in July 2012 • Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 • B.S. Finance – Louisiana State University • M.B.A. Southeastern Louisiana University 4

ACCOMPLISHMENTS SINCE IPO Since IPO in June 2014, Investar has experienced significant progress: Further Established in Four Key Louisiana Markets Shifted from Consumer Loans to C&I and CRE Focus Maintained High Quality Organic Loan Growth Transitioned from Transactional Banking to Relationship Banking Continued to Add Experienced Bankers in Key Areas Completed four whole-bank acquisitions 5

INVESTAR TIMELINE 2020 Acquired two 2014 branches from Completed 2018 Hilltop Holdings initial public Opened additional offering branch in our Baton $2,359 Rouge market 2012 $2,149 Entered the New Orleans market $1,786 $1,623 $1,159 $1,032 $879 $635 $375 $279 $143 $174 $209 $30 $66 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 2020 2006 2011 2013 2017 2019 Chartered with Acquired South Entered the Acquired Acquired Mainland Bank and an initial Louisiana Lafayette market Citizens Bank of York and opened two capitalization Business Bank Bancshares de novo branches of $10.1 million Acquired First Community Bank Acquired BOJ Bancshares, Inc. Note: Bank level data shown for 2006 through 2012 (holding company incorporated in 2013) 6

INVESTAR SNAPSHOT

Company overview

- Chartered as a de novo commercial bank in June 2006 by John J. D'Angelo, the current President and Chief Executive Officer
- Completed initial public offering of 3.3 million shares in July 2014, generating net proceeds of $41.7 million
- Headquartered in Baton Rouge, LA, Investar Holding Corporation offers a wide range of commercial banking products to meet the needs of small to medium-sized businesses
- ISTR currently operates 31 full service banking offices located throughout its primary markets of Baton Rouge, New Orleans, Lafayette, and Lake Charles, Louisiana; Houston, Alice, and Victoria, Texas, and Sumter County, Alabama
- ISTR is ranked 13th in the Louisiana market with $1,439 million of total deposits as of June 30, 2019, and 8th for those headquartered in Louisiana
- Experienced management team that has experienced strong growth complemented by *six completed* whole bank acquisitions since 2011
- Strong capital position and disciplined credit philosophy
- ISTR had 336 full-time equivalents as of June 30, 2020

Financial highlights

Dollars in thousands, except share data	Year Ended December 31, 2018	Year Ended December 31, 2019	Q2 2020
Financial Highlights			
Total Assets	$ 1,786,469	$ 2,148,916	$ 2,359,363
Gross Loans	1,400,825	1,691,975	1,813,971
Total Deposits	1,361,731	1,707,706	1,889,588
Total Stockholders' Equity	182,262	241,976	236,706
Shares Outstanding	9,484,219	11,228,775	10,839,977
Capital Ratios			
Tangible Equity / Tangible Assets(1)	9.20%	9.96%	8.77%
Tier 1 Leverage Ratio	9.81%	10.45%	9.31%
Total Capital Ratio	13.46%	15.02%	14.61%
Asset Quality Ratios			
NPAs / Total Assets	0.54%	0.30%	0.56%
NPLs / Loans	0.42%	0.37%	0.72%
Loan Loss Reserves / Total Loans	0.67%	0.63%	0.92%
Loan Loss Reserves / NPLs	158.9%	171.1%	127.6%
NCOs / Avg Loans	0.08%	0.04%	0.00%
Performance Ratios			
Net Income	$ 13,606	$ 3,331	$ 4,274
ROAE	7.68%	8.21%	7.26%
ROAA	0.81%	0.85%	0.75%
Core ROAA(1)	0.95%	0.91%	0.62%
Net Interest Margin	3.61%	3.51%	3.46%
Efficiency Ratio(2)	67.89%	67.81%	65.02%
Per Share Data			
Tangible Book Value per Share(1)	$ 17.13	$ 18.79	$ 18.82
Diluted Earnings per Share	$ 1.39	$ 1.66	$ 0.39

(1) Non-GAAP financial measure. See Non-GAAP financial measure slides.
(2) Efficiency ratio represents noninterest expenses divided by the sum of net interest income (before provision for loan losses) and noninterest income

7

OPPORTUNISTIC ACQUISITIONS

INVESTAR HOLDING CORPORATION

Branch map


ISTR
South Louisiana Business Bank
First Community Bank
Citizens Bancshares, Inc.
BOJ Bancshares, Inc.
Mainland Bank
Bank of York
Hilltop Holdings Inc. Branches
Clarksville
Nashville
Paragould
TENNESSEE
Memphis Memphis
Huntsville
Tupelo
Birmingham
Starkville
Plano
Garland
Fort Worth
Dallas
Shreveport
Jackson
Meridian
ALABAMA
Tyler
Waco
Killeen
Alexandria
MISSISSIPPI
Dothan
Lufkin
Mobile
Austin
Gulfport
Houston
Panama City
San Antonio
Corpus Christi
Laredo
McAllen
Matamoros
Gulf of Mexico

Six whole bank transactions since 2011

South Louisiana Business Bank: ***Announced June 2011, Closed October 2011***

- 1 Branch in Prairieville, LA
- $31.5 million in gross loans and $38.6 million in deposits[1]

First Community Bank: ***Announced January 2013, Closed May 2013***

- 2 Branches – Hammond and Mandeville, LA
- $77.5 million in gross loans and $86.5 million in deposits[1]

Citizens Bancshares, Inc.: ***Announced March 2017, Closed July 2017***

- 3 Branches – Evangeline Parish, LA
- $128.8 million in gross loans and $216.5 million in deposits[1]

BOJ Bancshares, Inc.: ***Announced August 2017, December 2017***

- 5 Branches – East Baton Rouge, East Feliciana, and West Feliciana Parishes, LA
- $128.8 million in gross loans and $216.5 million in deposits[1]

Mainland Bank: ***Announced October 2018, Closed March 2019***

- 3 Branches – Galveston County and Harris County, Texas
- $81.3 million in gross loans and $107.6 million in deposits[1]

Bank of York: ***Announced July 2019, Closed November 2019***

- 2 Branches – Sumter County, Alabama
- $46.1 million in gross loans and $85.0 million in deposits[1]

Hilltop Holdings Branches: ***Announced August 2019, Closed February 2020***

- 2 Branches – Alice and Victoria, Texas
- $45.3 million in gross loans and $37.0 million in deposits[1]

(1) Based on fair values at time of closing
(2) Based on fair values at time of announcement

8

RECENT ACQUISITIONS Investar Holding Corporation (24) Bank of York (2) HTH Branch Acquisition (2) HTH branches in Alice and Victoria, Texas Bank of York, York, Alabama • Closed on February 21, 2020 • Closed on November 1, 2019 • 2 Branches – Alice and Victoria, TX • $15 million cash • Pricing – 100% cash • 2 Branches – York and Livingston, AL and an LPO in Tuscaloosa, AL • $45.3 million in gross loans and $37.0 million in deposits1 • $46.1 million in gross loans and $85.0 million in deposits¹ (1) Based on estimates at June 30, 2020 9

Total Assets (in millions) 2,359 81 2,149 1,786 1,623 1,032 1,159 2015 2016 2017 2018 2019 Q2 2020 Assets Held for Sale *Represents the compounded annual growth rate for the five years ended December 31, 2019 10

TotalTotal Loans (in millions) 7.2% 20.8% 11.3% 40.9% 19.9%* 1,814 1,692 81 1,401 1,259 893 745 2015 2016 2017 2018 2019 Q2 2020 Loans Held for Sale * Growth % excludes Loans HFS 11

LOAN COMPOSITION 2018 2019 Q2 2020 Increase/(Decrease) (dollars in thousands) Amount % Amount % Amount % Amount % Mortgage loans on real estate Construction and land development $ 157,946 11.3% $ 197,797 11.7% $ 199,419 11.0% $ 1,622 0.8% 1-4 Family 287,137 20.5 321,489 19.0% 326,102 18.0 4,613 1.4 Multifamily 50,501 3.6 60,617 3.6% 60,617 3.3 - 0.0 Farmland 21,356 1.5 27,780 1.6% 28,845 1.6 1,065 3.8 Commercial real estate Owner-occupied 298,222 21.3 352,324 20.8% 371,783 20.5 19,459 5.5 Nonowner-occupied 328,782 23.5 378,736 22.4% 411,776 22.7 33,040 8.7 Commercial and industrial 210,924 15.1 323,786 19.1% 390,085 21.5 66,299 20.5 Consumer 45,957 3.3 29,446 1.7% 25,344 1.4 (4,102) (13.9) Total loans $ 1,400,825 100.0% $ 1,691,975 100.0% $ 1,813,971 100.0% $ 121,996 7.2% 12

LOAN COMPOSITION June 30, 2020 Consumer 1% Construction & land development 11% C&I 22% CRE 43% Residential/Farmland 23% Total Loans: $1.8 billion YTD Yield on loans: 5.05% 47% of CRE is owner-occupied 13

LOAN COMPOSITION Business Lending Portfolio1 Health Care and Construction Social Assistance 7% 13% Other Industries less than 5% 28% Retail Trade 13% Wholesale Trade Real Estate and Rental and Professional, Scientific, & 10% Leasing Technical 10% 12% Manufacturing 7% Total Business Lending Portfolio1: $762 million (1) Business lending portfolio includes owner-occupied CRE and C&I loans as of June 30, 2020 14

CREDIT METRICS NPAs / Total Loans + OREO 2.00% 1.33% 0.97% 1.00% 0.84% 0.79% 0.77% 0.67% 0.68% 0.72% 0.74% 0.60% 0.42% 0.38% 0.00% 2015 2016 2017 2018 2019 Q2 2020 Investar Peers¹ NCOs / Average Loans 0.20% 0.14% 0.12% 0.11% 0.10% 0.10% 0.09% 0.10% 0.07% 0.08% 0.08% 0.05% 0.04% 0.00% 0.00% 2015 2016 2017 2018 2019 Q2 2020 Investar Peers¹ (1) Peer group consists of UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area. 15

DISCIPLINED LENDING Reserves / Total Loans 1.00% 0.92% 0.82% 0.79% 0.80% 0.67% 0.63% 0.63% 0.60% 0.40% 2015 2016 2017 2018 2019 Q2 2020 Reserves / NPLs Provision Expense / NCOs 35.0x 32.6x 600% 30.0x 500% 25.0x 400% 356% 20.0x 300% 254% 214% 15.0x 200% 159% 171% 188% 10.0x 5.1x 100% 2.6x 5.0x 1.8x 2.2x 2.9x 0% 0.0x 2015 2016 2017 2018 2019 Q2 2020 2015 2016 2017 2018 2019 Q2 2020 16

COVID-RELATED LOAN MODIFICATIONS The Bank processed approximately 1,800 payment deferral requests totaling $588 million. As 90-day deferrals have expired, most customers have returned to their regular payment schedules. The Bank has processed second 90-day deferrals for qualified borrowers. Month-end Deferral Balances and Percentage of Total Loan Portfolio on Deferral (dollars in millions) 31.1% 30.4% 27.0% $540 $565 $490 6.0% 3.2% 3.6% 3.3% $39 $47 $56 $69 $49 $18 $12 MARCH APRIL MAY JUNE JULY AUGUST SEPTEMBER* Initial Deferral Second Deferral *Represents data as of September 17, 2020 17

DEPOSIT COMPOSITION AND GROWTH Deposit Composition ¹ ($1.9 billion) Noninterest-bearing CDs demand deposits 35% 25% Interest-bearing demand deposits Savings 23% 7% Money market 10% Cost of interest-bearing deposits1: 1.34% Target: 20% of total deposits are noninterest-bearing Growth in noninterest-bearing deposits • Treasury Management • Small Business Banking 2019: 61.8% • Focus on Relationship Banking 2018: 0.4% • Strategic Acquisitions 2017: 99.8% 2016: 19.9% (1) YTD as of June 30, 2020 17

DEPOSIT COMPOSITION AND GROWTH Total Deposits $2,000 $1,800 $1,890 $1,708 $1,600 $1,400 $1,362 $1,200 $1,225 $1,000 $908 Total Deposits ($ millions) ($ Deposits Total $800 $737 $600 $400 $200 2015 2016 2017 2018 2019 Q2 2020 *Represents the compounded annual growth rate for the five years ended December 31, 2019 18

FINANCIAL HIGHLIGHTS Year Ended December 31, Dollars in thousands, except share data 2018 2019 Q2 2020 Financial Highlights Total Assets $ 1,786,469 $ 2,148,916 $ 2,359,363 Gross Loans 1,400,825 1,691,975 1,813,971 Total Deposits 1,361,731 1,707,706 1,889,588 Total Stockholders' Equity 182,262 241,976 236,706 Shares Outstanding 9,484,219 11,228,775 10,839,977 Capital Ratios Tangible Equity / Tangible Assets(1) 9.20% 9.96% 8.77% Tier 1 Leverage Ratio 9.81% 10.45% 9.31% Total Capital Ratio 13.46% 15.02% 14.61% Asset Quality Ratios NPAs / Total Assets 0.54% 0.30% 0.56% NPLs / Loans 0.42% 0.37% 0.72% Loan Loss Reserves / Total Loans 0.67% 0.63% 0.92% Loan Loss Reserves / NPLs 158.9% 171.1% 127.6% NCOs / Avg Loans 0.08% 0.04% 0.00% Performance Ratios Net Income $ 13,606 $ 3,331 $ 4,274 ROAE 7.68% 8.21% 7.26% ROAA 0.81% 0.85% 0.75% Core ROAA(1) 0.95% 0.91% 0.62% Net Interest Margin 3.61% 3.51% 3.46% Efficiency Ratio(2) 67.89% 67.81% 65.02% Per Share Data Tangible Book Value per Share(1) $ 17.13 $ 18.79 $ 18.82 Diluted Earnings per Share $ 1.39 $ 1.66 $ 0.39 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. (2) Efficiency ratio represents noninterest expense divided by the sum of net interest income (before provision for loan losses) and noninterest income. 19

PERFORMANCE METRICS Net Interest Margin 4.00% 3.61% 3.61% 3.51% 3.46% 3.00% 3.32% 3.39% Margin (%) Margin 2.00% Interest Net Net 1.00% 0.00% 2015 2016 2017 2018 2019 Q2 2020 Core Return on Average Assets 1.00% 0.95% 0.91% 0.80% 1 0.76% 0.60% 0.69% 0.65% 0.62% 0.40% Core ROAA (%) ROAA Core 0.20% 0.00% 2015 2016 2017 2018 2019 Q2 2020 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 20

PERFORMANCE METRICS Expense Ratios 100.0% 4.00% 1 90.0% 2.97% 2.48% 3.00% 2.41% 2.43% 2.29% 2.53% 80.0% 2.00% 70.0% 68.9% 67.6% 67.0% 1.00% 66.2% (%) AssetsAvg. Core Efficiency (%) Core Efficiency Ratio 60.0% 63.8% 65.4% Noninterest Expense Expense Noninterest / 50.0% 0.00% 2015 2016 2017 2018 2019 Q2 2020 December 31, 2015 2016 2017 2018 2019 Q2 2020 Employees 165 152 258 255 324 336 Locations 11 10 20 21 28 31 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 21

PROFITABILITY Net Income and Diluted Earnings Per Share $6,000 $0.48 $0.46 $0.50 $0.39 $0.32 $5,000 $0.30 $4,934 $4,657 per Share (Thousands) $4,000 $4,274 $0.05 $0.10 Income $3,000 $3,331 Net -$0.10 Earnings Diluted $2,000 -$0.30 $1,000 $608 $0 -$0.50 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Core Diluted Earnings Per Share1 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 $0.47 $0.48 $0.39 $0.15 $0.32 (1) Non-GAAP financial measure. See non-GAAP financial measures slides. 22

INVESTAR STRATEGY 1 Management • Continue to add experienced bankers in new and existing markets 2 Market • Southern Louisiana focus with complementary new market expansion 3 Growth • Leverage existing infrastructure in core markets • Limited de novo branching • Opportunistic, disciplined acquisition strategy • Focus on relationship banking 4 Asset Quality • Loan portfolio diversity • Disciplined credit philosophy – legacy delinquencies less than 1% 5 Profitability • Expected to increase as investment in infrastructure has already been made • Focus on improving efficiency through leveraging technology 23

APPENDIX 24

NON-GAAP FINANCIAL MEASURES

Tangible equity, tangible book value per share, and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	December 31,					
Dollar values in thousands except per share amounts	2015	2016	2017	2018	2019	Q2 2020
Total Stockholders' Equity - GAAP	$ 109,350	$ 112,757	$ 172,729	$ 182,262	$ 241,976	$ 236,706
Adjustments						
Goodwill	2,684	2,684	17,086	17,424	26,132	28,144
Other Intangibles	491	550	2,840	2,363	4,903	4,571
Tangible Equity	$ 106,175	$ 109,523	$ 152,803	$ 162,475	$ 210,941	$ 203,991
Total Assets - GAAP	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,786,469	$ 2,148,916	$ 2,359,363
Adjustments						
Goodwill	2,684	2,684	17,086	17,424	26,132	28,144
Other Intangibles	491	550	2,840	2,363	4,903	4,571
Tangible Assets	$ 1,028,380	$ 1,155,726	$ 1,602,808	$ 1,766,682	$ 2,117,881	$ 2,326,648
Total Shares Outstanding						
Book Value Per Share	$ 15.05	$ 15.88	$ 18.15	$ 19.22	$ 21.55	$ 21.84
Effect of Adjustment	(0.43)	(0.46)	(2.09)	(2.09)	(2.76)	(3.02)
Tangible Book Value Per Share	$ 14.62	$ 15.42	$ 16.06	$ 17.13	$ 18.79	$ 18.82
Total Equity to Total Assets	10.60%	9.73%	10.64%	10.20%	11.26%	10.03%
Effect of Adjustment	(0.28)	(0.25)	(1.11)	(1.00)	(1.30)	(1.27)
Tangible Equity to Tangible Assets	10.32%	9.48%	9.53%	9.20%	9.96%	8.77%

25

NON-GAAP FINANCIAL MEASURES

Dollar values in thousands except per share amounts		December 31, 2015	2016	2017	2018	2019	Q2 2020
Net interest income	(x)	$ 31,458	$ 34,739	$ 42,517	$ 57,370	$ 64,818	$ 18,339
Provision for loan losses		1,865	2,079	1,540	2,570	1,908	2,500
Adjusted net interest income after provision for loan losses		29,593	32,660	40,977	54,800	62,910	15,839
Noninterest income	(v)	8,344	5,468	3,815	4,318	6,216	3,931
Gain on sale of investment securities, net		(489)	(443)	(292)	(14)	(262)	(1,178)
Loss (gain) on sale of other real estate owned, net		105	(13)	(27)	24	11	-
Gain on sale of fixed assets, net		(15)	(1,266)	(127)	(98)	(2)	-
Change in the fair value of equity securities		-	-	-	267	(341)	(248)
Core noninterest income	(y)	7,945	3,746	3,369	4,497	5,622	2,505
Noninterest expense	(w)	27,353	26,639	32,342	41,882	48,168	14,480
Severance		(226)	(26)	(82)	(293)	-	(253)
Acquisition expense		-	-	(1,868)	(1,445)	(2,090)	(255)
Non-routine legal expense		-	-	-	(89)	-	-
Impairment on investment in tax credit entity		(54)	-	-	-	-	-
Customer reimbursements		-	(584)	-	-	-	-
Write down of other real estate owned		-	-	-	(567)	-	-
Core noninterest expense	(z)	27,073	26,029	30,392	39,488	46,078	13,972
Core earnings before income tax expense		10,465	10,377	13,954	19,809	22,454	4,372
Core income tax expense		3,456	3,258	4,758	3,809	4,423	840
Core earnings		$ 7,009	$ 7,119	$ 9,196	$ 16,000	$ 18,031	$ 3,532
Efficiency ratio	(w)/(x+v)	68.72%	66.25%	69.80%	67.89%	67.81%	65.02%
Core Efficiency ratio	(z)/(x+y)	68.85%	67.63%	66.23%	63.83%	65.41%	67.03%
Core ROAA		0.76%	0.65%	0.69%	0.95%	0.91%	0.62%

26

NON-GAAP FINANCIAL MEASURES

INVESTAR
HOLDING CORPORATION

Dollar values in thousands except per share amounts		Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Net interest income	(a)	$ 16,331	$ 16,366	$ 16,965	$ 17,335	$ 18,339
Provision for loan losses		369	538	736	3,760	2,500
Net interest income after provision for loan losses		15,962	15,828	16,229	13,575	15,839
Noninterest income	(b)	1,742	1,618	1,575	1,089	3,931
(Gain) loss on sale of investment securities, net		(227)	-	(33)	(172)	(1,178)
(Gain) loss on sale of other real estate owned, net		(13)	(1)	17	(26)	-
Loss on sale of fixed assets, net		11	-	-	-	-
Change in the fair value of equity securities		(57)	9	(121)	826	(248)
Core noninterest income	(d)	1,456	1,626	1,438	1,717	2,505
Core earnings before noninterest expense		17,418	17,454	17,667	15,292	18,344
Noninterest expense	(c)	11,554	11,682	13,629	13,907	14,480
Severance		-	-	-	-	(253)
Acquisition expense		-	(177)	(1,007)	(751)	(255)
Write down of other real estate owned		-	-	-	-	-
Core noninterest expense	(e)	11,554	11,505	12,622	13,156	13,972
Core earnings before income tax expense		5,864	5,949	5,045	2,136	4,372
Core income tax expense		1,161	1,143	1,019	421	840
Core earnings before income tax expense		$ 4,703	$ 4,806	$ 4,026	$ 1,715	$ 3,532
Core basic earnings per share		0.47	0.48	0.40	0.15	0.32
Diluted earnings per share (GAAP)		$ 0.48	$ 0.46	$ 0.32	$ 0.05	$ 0.39
Gain on sale of investment securities, net		(0.01)	-	-	(0.01)	(0.09)
Change in the fair value of equity securities		-	-	(0.01)	0.06	(0.02)
Severance		-	-	-	-	0.02
Acquisition expense		-	0.02	0.08	0.05	0.02
Write down of other real estate owned		-	-	-	-	-
Discrete tax benefit related to return-to-provision-adjustments		-	-	-	-	-
Core diluted earnings per share		$ 0.47	$ 0.48	$ 0.39	$ 0.15	$ 0.32
Efficiency ratio	(c)/(a+b)	63.93%	64.96%	73.51%	75.48%	65.02%
Core efficiency ratio	(e)/(a+d)	64.96%	63.95%	68.59%	69.05%	67.03%
Core return on average assets		0.98%	0.95%	0.76%	0.32%	0.62%
Core return on average equity		9.35%	9.12%	7.35%	2.82%	6.00%
Total average assets		$ 1,951,559	$ 1,999,240	$ 2,101,562	$ 2,164,516	$ 2,296,082
Total average stockholders' equity		203,911	208,957	217,433	243,614	236,651

27

INCOME STATEMENT

INVESTAR HOLDING CORPORATION

(dollars in thousands, except share data)	December 31, 2015	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	Q2 2020
INTEREST INCOME						
Interest and fees on loans	$ 35,076	$ 39,380	$ 47,863	$ 66,750	$ 80,954	$ 22,118
Interest on investment securities	2,189	3,565	5,055	6,608	7,440	1,455
Other interest income	75	207	428	533	1,049	229
TOTAL INTEREST INCOME	37,340	43,152	53,346	73,891	89,443	23,802
INTEREST EXPENSE						
Interest on deposits	5,250	7,182	8,050	11,394	19,307	4,190
Interest on borrowings	632	1,231	2,779	5,127	5,318	1,273
TOTAL INTEREST EXPENSE	5,882	8,413	10,829	16,521	24,625	5,463
NET INTEREST INCOME	31,458	34,739	42,517	57,370	64,818	18,339
PROVISION FOR LOAN LOSSES	1,865	2,079	1,540	2,570	1,908	2,500
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	29,593	32,660	40,977	54,800	62,910	15,839
NON-INTEREST INCOME						
Service charges on deposit accounts	380	343	767	1,453	1,840	405
Gain on sale of investment securities, net	489	443	292	14	262	1,178
Gain (loss) on sale of assets, net	4,278	1,684	154	74	(9)	-
Servicing fees and fee income on serviced loans	2,543	2,087	1,482	963	593	96
Other operating income	654	911	1,120	1,814	3,530	2,252
TOTAL NON-INTEREST INCOME	8,344	5,468	3,815	4,318	6,216	3,931
INCOME BEFORE NON-INTEREST EXPENSE	37,937	38,128	44,792	59,118	69,126	19,770
NON-INTEREST EXPENSE						
Salaries and employee benefits	16,398	15,609	18,681	25,469	28,643	8,572
Impairment on investment in tax credit entity	54	11	-	-	-	-
Operating expenses	10,901	11,019	13,661	16,413	19,525	5,908
TOTAL NON-INTEREST EXPENSE	27,353	26,639	32,342	41,882	48,168	14,480
INCOME BEFORE INCOME TAX EXPENSE	10,584	11,489	12,450	17,236	20,958	5,290
INCOME TAX EXPENSE	3,511	3,609	4,248	3,630	4,119	1,016
NET INCOME	$ 7,073	$ 7,880	$ 8,202	$ 13,606	$ 16,839	$ 4,274
Basic earnings per share	$ 0.98	$ 1.11	$ 0.96	$ 1.41	$ 1.68	$ 0.39
Diluted earnings per share	$ 0.97	$ 1.10	$ 0.96	$ 1.39	$ 1.66	$ 0.39

28